UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                              AMENDED AND RESTATED
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 5, 2006
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                                  ENERGTEK INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

         0-51249                                           42-1708652
  (Commission File Number)                     (IRS Employer Identification No.)


                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (516) 887-8200
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              (Registrant's Telephone Number, Including Area Code)

                                 ELDERWATCH INC.
                           11731 Briarwood Circle, #1
                             Boynton Beach, FL 33457
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory notes

This Amended and Restated Current Report on Form 8-K/A of the Registrant is being filed because the Form 8-K filed with the Securities and Exchange Commission on September 6, 2006(file no. 00051249) was filed erroneously without a dated signature page attached.


Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2006, the Registrant entered into a consulting agreement with P.G. Engineering S.A., a holder of approximately 4.5% of the issued and outstanding shares of the Registrant's common stock. Pursuant to such consulting agreement, P.G. Engineering S.A is to provide to the Registrant consulting services related to the identification and assessment of clean energy technologies. The term of the agreement is set forth in one or more task orders. Each task order contains project timelines, milestones or target dates for completion of a project or a portion thereof. The Registrant agreed to pay to P.G. Engineering S.A. a total of $6,000.

On August 30, 2006, the Registrant entered into another consulting agreement with Eurospark S.A., a holder of approximately 6.8% of the issued and outstanding shares of the Registrant's common stock. Pursuant to such consulting agreement, Eurospark S.A. is to provide to the Registrant consulting services related to the identification and assessment of clean energy technologies. The term of the agreement is set forth in one or more task orders. Each task order contains project timelines, milestones or target dates for completion of a project or a portion thereof. In consideration for such services, the Registrant agreed to pay to Eurospark S.A. a total of $12,000.

On September 3, 2006 a fully owned subsidiary of the Registrant was established in the State of Israel under the name Energtek Products Ltd. Energtek Products Ltd. has two directors: Mr. Yoram Drucker and Mr. Constantine Stukalin

On September 4, 2006, Energtek Products Ltd. entered into a consulting agreement with Conertech Ltd. Pursuant to such consulting agreement, Conertech Ltd. agreed to provide to Energtek Products Ltd. consulting services related to the identification and assessment of clean energy technologies. The term of the agreement is set forth in one or more task orders. Each task order contains project timelines, milestones or target dates for completion of a project or a portion thereof. In consideration for such services, Energtek Products Ltd. agreed to pay to Conertech Ltd. a total of $32,000 plus Value Added Tax.

On September 5, 2006, Energtek Products Ltd. entered into a consulting agreement with Angstore Technologies Ltd. Angstore Technologies is owned by MoreGasTech SARL. The control of MoreGasTech is held by Mr. Jean Marc Broux, a citizen of France, who holds 51% of the shares; Eurospark S.A. is the holder 49% of MoreGasTech, out of which approximately 10% are held for the benefit of other beneficial holders. As described above Eurospark S.A. is the holder of 6.8% of the Registrant. Pursuant to such consulting agreement, Angstore Technologies Ltd. is to provide to Energtek Products Ltd. consulting services related to the identification and assessment of clean energy technologies. In consideration for such services, The Registrant agreed to pay to Angstore Technologies Ltd. a total of $17,000 plus Value Added Tax.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Simultaneous with the filing of the Merger Agreement described below, and as previously disclosed in the Proxy Statement filed by the Registrant and distributed to the shareholders of the Registrant, Mr. Joseph Shefet became a director of the Registrant.

Section 8 - Other Events

Item 8.01. Other Events.

A Special Meeting of the shareholders was held on August 22, 2006, at which 4,232,500 shares of Elderwatch's common stock were represented in person or by proxy, which constituted 54% of the issued and outstanding shares of common stock as of July 28, 2006, the record date for the meeting. At the Meeting, the shareholders unanimously approved the change of the Registrant's state of incorporation from Florida to Nevada by the merger of Elderwatch with and into the Energtek Inc. The shareholders authorized:

      1) a change in the name of the Registrant from Elderwatch Inc. to Energtek Inc.;

      2) an increase in authorized common stock from 50,000,000 shares to 250,000,000 shares,

      3) a decrease in authorized preferred stock from 10,000,000 shares to 5,000,000 shares;

      4) the election of Mr. Joseph Shefet as an additional director of Elderwatch to serve until the election and qualification of his successor; and

      5) to grant discretionary authority to the Board of Directors of Elderwatch to implement a forward stock split of its common stock on the basis of up to five post-split shares for each one pre-split share to occur at some time within 12 months of the date of the special meeting.

     On August 31, 2006, the Certificate of Merger was filed with the Secretary of State of Nevada. Under the terms of the Merger Agreement, Elderwatch merged with and into the Registrant and the Registrant became the surviving corporation from and after the effective time of the Merger. The surviving corporation will continue to exist under the name Energtek, Inc. pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Elderwatch ceased at said effective time in accordance with the provisions of the Florida Business Corporation Act.

     Each issued share of the common stock of the Elderwatch, from and after the effective time of the Merger, was converted into one (1) share of the common stock of the surviving corporation (the Registrant). The Registrant has not issued any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger. Stockholders of Elderwatch will continue to have rights to notices, distributions or voting with respect to the Registrant, and will receive certificates representing shares of the Registrant upon tender of certificates representing shares of Elderwatch for exchange.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


(d) Exhibit No.      Description

10.4 Consulting Agreement dated August 25, 2006, between the Registrant and P.G. Engineering S.A.*

10.5 Consulting Agreement dated August 30, 2006, between the Registrant and Eurospark S.A.*

10.6 Consulting Agreement dated September 4, 2006, between Enegtek Products Ltd. and Conertech Ltd.*

10.7 Consulting Agreement dated September 5, 2006, between Energtek Products Ltd. and Angstore Technologies Ltd.*



*Previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 11, 2006            ENERGTEK INC.



                                     By: /s/ Doron Uziel
                                         ---------------------------------------
                                     Name: Doron Uziel
                                     Title: President, Chief Executive Officer,
                                     Chief Financial Officer, Chief Accounting
                                     Officer, and Director
                                     (Principal Executive, Financial, and
                                     Accounting Officer)